                                                                   Exhibit 10.11


CoreStates

PHILADELPHIA NATIONAL BANK, INCORPORATED AS CORESTATES BANK, N.A.

                                                            LETTER OF CREDIT
OUR CREDIT NO.         ISSUE DATE       EXPIRY DATE              AMOUNT
--------------         -----------      -----------      -----------------------
512671P                30-JUL-1993      30-JUL-1994          USD130,000.00

BENEFICIARY                                                            APPLICANT
-----------                                                            ---------
GULF INSURANCE COMPANY                                   MICHAEL A. KARP TRADING AS ATX
C/O AAA BOND/PROS INC.                                     TELECOMMUNICATIONS SERVICES
ONE DUPONT STREET                                        1062 LANCASTER AVENUE, SUITE 617
PLAINVIEW, NEW YORK 11803                                ROSEMONT, PA 19010

DEAR BENEFICIARY:

     WE HAVE ESTABLISHED THIS IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR AS BENEFICIARY FOR DRAWINGS UP TO USD130,000.00 (ONE HUNDRED THIRTY THOUSAND AND 00/100 U.S. DOLLARS) EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT P.O. BOX 13866, 530 WALNUT STREET, LETTER OF CREDIT DEPARTMENT, SEVENTH FLOOR, FIND CODE 1-9-7-1, PHILADELPHIA, PA 19106 AND EXPIRES WITH OUR CLOSE OF BUSINESS ON 30-JUL-1994.

     THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

     WE HEREBY UNDERTAKE TO DULY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. 512671, FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE
(1) ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

     EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION. THE OBLIGATION OF PHILADELPHIA NATIONAL BANK, INCORPORATED AS CORESTATES BANK N.A. UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF PHILADELPHIA NATIONAL BANK, INCORPORATED AS CORESTATES BANK N.A. AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

     THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE (1) YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT

LEAST THIRTY (30) DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU BY CERTIFIED MAIL THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

     THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1983 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO.
406) AND IN THE EVENT OF ANY CONFLICT THE LAWS OF NEW YORK WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 19 OF SAID PUBLICATION 400. THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN THIRTY (30) DAYS AFTER THE RESUMPTION OF BUSINESS.

     ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-3520; (215) 973-5981; (215) 973-8157; (215) 973-1944.

                                          /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          AUTHORIZED SIGNATURE
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CoreStates CORESTATES BANK, N.A.

OUR CREDIT NO.                                DATE
512671P                                       September 3, 1997
BENEFICIARY                                   APPLICANT
GULF INSURANCE COMPANY                        MICHAEL A. KARP TRADING AS
C/O AAA BOND/PROS INC                         ATX TELECOMMUNICATIONS SERVICES
ONE DUPONT STREET                             1062 LANCASTER AVENUE, SUITE 617
PLAINVIEW, NEW YORK 11803                     ROSEMONT, PA 19010

DEAR BENEFICIARY:

     WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT AS FOLLOWS:

     1) THE AMOUNT AVAILABLE IS INCREASED BY: USD49,786.50 FOR A NEW AVAILABLE BALANCE OF: USD179,786.50

     EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS AMENDMENT AND THE ORIGINAL LETTER OF CREDIT ARE NOW SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS: (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION No. 500".

     ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

     ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-5981; (215) 973-8157; (215) 973-1944.

                                          /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          AUTHORIZED SIGNATURE